Income Taxes	12 Months Ended
Dec. 31, 2020
Major components of tax expense (income) [abstract]
Income Taxes	Income Taxes
25.1 Income Tax
The major components of income tax expense for the years ended December 31, 2020, 2019 and 2018 are:

	2020	2019	2018
Current tax expense:
Current year	Ps. 7,367	Ps. 6,011	Ps. 4,763
Deferred tax expense:
Origination and reversal of temporary differences	(3,391)	905	1,579
Utilization (benefit) of tax losses recognized	1,452	(1,268)	(1,082)
Total deferred tax income expense (benefit)	(1,939)	(363)	497
Total income tax expense in consolidated net income	Ps. 5,428	Ps. 5,648	Ps. 5,260

2020	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 6,311	Ps. 1,056	Ps. 7,367
Deferred tax expense:
Origination and reversal of temporary differences	(2,676)	(715)	(3,391)
Utilization (benefit) of tax losses recognized	1,962	(510)	1,452
Total deferred tax (benefit)	(714)	(1,225)	(1,939)
Total income tax expense in consolidated net income	Ps. 5,597	Ps. (169)	Ps. 5,428

2019	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 5,123	Ps. 888	Ps. 6,011
Deferred tax expense:
Origination and reversal of temporary differences	(438)	1,343	905
(Benefit) utilization of tax losses recognized	(1,136)	(132)	(1,268)
Total deferred tax (benefit)	(1,574)	1,211	(363)
Total income tax expense in consolidated net income	Ps. 3,549	Ps. 2,099	Ps. 5,648

2018	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 3,545	Ps. 1,218	Ps. 4,763
Deferred tax expense:
Origination and reversal of temporary differences	(283)	1,862	1,579
(Benefit) utilization of tax losses recognized	(679)	(403)	(1,082)
Total deferred tax (benefit)	(962)	1,459	497
Total income tax expense in consolidated net income	Ps. 2,583	Ps. 2,677	Ps. 5,260

Recognized in Consolidated Statement of Other Comprehensive Income (OCI)

Income tax related to items charged or recognized directly in OCI during the year:	2020	2019	2018
Unrealized loss (gain) on cash flow hedges	Ps. 216	Ps. (373)	Ps. (208)
Remeasurements of the net defined benefit liability	(130)	(192)	152
Total income tax recognized in OCI	Ps. 86	Ps. (565)	Ps. (56)
Balance of income tax included in Accumulated Other Comprehensive Income (AOCI) as of:

Income tax related to items charged or recognized directly in OCI as of year-end:	2020	2019	2018
Unrealized loss (gain) on derivative financial instruments	Ps. (212)	Ps. (481)	Ps. (128)
Comprehensive income to be reclassified to profit or loss in subsequent periods	(212)	(481)	(128)
Re-measurements of the net defined benefit liability	(378)	(240)	(56)
Balance of income tax in AOCI	Ps. (590)	Ps. (721)	Ps. (184)
A reconciliation between income tax expense and income (loss) before income taxes and share of the profit or loss of associates and joint ventures accounted for using the equity method multiplied by the Mexican domestic statutory tax rate for the years ended December 31, 2020, 2019 and 2018 is as follows:

	2020	2019	2018
Mexican statutory income tax rate	30%	30%	30%
Income tax from prior years	(0.38)%	(2.66)%	(0.50)%
(Loss) on monetary position for subsidiaries in hyperinflationary economies	(0.62)%	(0.50)%	(0.96)%
Annual inflation tax adjustment	0.73%	0.78%	(0.32)%
Non-deductible expenses	2.49%	3.92%	2.43%
Non-taxable income	—%	—%	(0.78)%
Income taxed at a rate other than the Mexican statutory rate	0.08%	1.28%	1.69%
Effect of restatement of tax values	(1.81)%	(1.47)%	(3.38)%
Effect of change in statutory rate	(0.23)%	(0.52)%	(0.38)%
Income tax credits	(10.34)%	(0.18)%	(0.13)%
Tax loss	13.80%	(1.01)%	1.04%
Other	0.04%	1.04%	1.89%
	33.76%	30.68%	30.60%
Deferred income tax
An analysis of the temporary differences giving rise to deferred income tax liabilities (assets) is as follows:

	Consolidated Statement of Financial Position as of		Consolidated Income Statement
	2020	2019	2020	2019	2018
Allowance for doubtful accounts	Ps. (64)	Ps. (60)	Ps. (10)	Ps. (18)	Ps. 76
Inventories	23	(61)	72	(37)	(33)
Prepaid expenses	26	43	(17)	41	(19)
Property, plant and equipment, net	(1,006)	(863)	(90)	128	(392)
Rights of use assets	176	197	(22)	197	—
Other assets	(325)	20	(389)	24	74
Finite useful lived intangible assets	(128)	148	(275)	(78)	182
Indefinite lived intangible assets	796	1,039	140	114	31
Post-employment and other non-current employee benefits	(381)	(387)	4	65	(114)
Derivative financial instruments	74	(7)	80	(12)	(39)
Contingencies	(1,627)	(2,169)	182	(94)	1,146
Employee profit sharing payable	(208)	(201)	(7)	17	—
Tax loss carryforwards	(6,915)	(9,224)	2,342	(1,268)	(1,082)
Tax credits to recover (1)	(2,594)	(1,855)	(1,629)	(122)	(109)
Cumulative other comprehensive income	(590)	(721)	86	29	(54)
Liabilities of amortization of goodwill of business acquisition	6,554	7,663	—	860	1,125
Financial leasing	(211)	(190)	(23)	(190)	—
Other liabilities	(2,269)	(33)	(2,383)	(19)	(295)
Deferred tax (income)			Ps. (1,939)	Ps. (363)	Ps. 497

Deferred tax, asset	Ps. (11,143)	Ps. (10,432)
Deferred tax, liability	2,474	3,771
Deferred income taxes, net	Ps. (8,669)	Ps. (6,661)
(1)Corresponds to income tax credits arising from dividends received from foreign subsidiaries to be recovered within the next ten years accordingly to the Mexican Income Tax law as well as effects of the exchange of foreign currencies with Related and Non-Related Parties.
The changes in the balance of the net deferred income tax asset are as follows:

	2020	2019	2018
Balance at beginning of the period	Ps. (6,661)	Ps. (5,582)	Ps. (6,298)
Deferred tax provision for the period	(1,939)	(363)	497
Change in the statutory rate	(42)	(66)	63
Acquisition of subsidiaries, see Note 4	—	57	(413)
Effects in equity:
Unrealized loss (gain) on derivative financial instruments	216	(373)	(21)
Cumulative translation adjustment	(392)	(230)	31
Remeasurements of the net defined benefit liability	(130)	(192)	152
Inflation adjustment	279	88	20
Philippines disposal	—	—	387
Balance at end of the period	Ps. (8,669)	Ps. (6,661)	Ps. (5,582)
The Company offsets tax assets and liabilities if and only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities related to income taxes levied by the same tax authority.
The Company has determined that undistributed profits of its subsidiaries, will not be distributed in the foreseeable future. The temporary differences associated with investments in subsidiaries, associates and joint ventures, for which deferred tax liabilities have not been recognized, aggregate to December 31, 2020: Ps. 5,212, December 31, 2019: Ps. 13,187 and, December 31, 2018: Ps. 9,237.
Tax Loss Carryforwards

Some subsidiaries in Mexico, Colombia, Uruguay, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax losses carryforwards for which deferred tax asset has been recorded and their corresponding years of expiration are as follows:

Tax Loss Carryforwards amounts in millions
2024	Ps. 63
2025	734
2026	1,831
2027	—
2028	2,222
2029	3,136
2030 and thereafter	1,071
No expiration (Brazil)	12,465
Ps. 21,522

Considering all available evidence, including forecasts, business plans and strategic measures, the Company has decided to make an adjustment in its deferred income tax asset during 2020 for an amount of Ps 2,349.

During 2013, the Company completed certain acquisitions in Brazil. In connection with the acquisitions in Brazil the Company recorded certain goodwill balances that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of Net Operating Losses (NOLs) in Brazil which the NOLs for which deferred tax asset has been recorded, which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2020 and 2019 the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2020	2019	2018
Balance at beginning of the period	Ps. 28,871	Ps. 25,879	Ps. 24,817
Increase	4,985	6,029	3,398
Usage of tax losses	(1,986)	(1,854)	(352)
Unused tax losses - 2024 to 2026	(7,830)	—	—
Effect of foreign currency exchange rates	(2,518)	(1,183)	(1,984)
Balance at end of the period	Ps. 21,522	Ps. 28,871	Ps. 25,879
.
25.2 Recoverable taxes
Recoverable taxes result from higher provisional payments of income tax during 2020 in comparison to current year income tax, and other indirect tax, which will be compensated or recovered in future years.
The operations in Guatemala, Colombia, Nicaragua and Panama are subject to a minimum tax. In Guatemala and Colombia this tax is recoverable under certain circumstances only. Guatemala tax basis is determined considering the highest between total assets and net income; in Colombia tax basis is equity.
25.2.1 Exclusion of the State VAT (ICMS) on the federal sale taxes (PIS / COFINS) calculate basis
On March 15, 2017 the Brazilian Federal Supreme Court (STF) ruled that the inclusion of the VAT (ICMS) on federal sales taxes (PIS and COFINS) taxable basis was unconstitutional. During 2019, our companies in Brazil obtained conclusive favorable motions over this exclusion of VAT (ICMS) over PIS / COFINS calculation. The net favorable effects of each case are to be recorded at the time all formalities and legal procedures are finalized and recovery of the taxes paid becomes virtually certain. During 2020 and 2019, the administrative formalities for three of the motions and the recoverable taxes were concluded and were recorded in the income statement.
As of December 31, 2020 and 2019 the amount of recoverable taxes in Brazil including PIS and COFINS is Ps. 2,523 and Ps. 4,223.
25.3 Tax Reform
Brazil
The Brazilian federal production tax rates and federal sales tax rates increased in 2017 and 2018 and remained flat in 2019 and 2020. In early 2017, the Supreme Court decided that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. The Brazilian tax authorities have appealed the Supreme Court’s decision and such appeal is in process. However, our Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis, in accordance with the Supreme Court’s ruling, and obtained a final favorable resolution in 2019. In 2020, the federal production and sales taxes together resulted in an average of 15.9% tax over net sales.
In recent years, the excise tax rate on concentrate in Brazil has undergone recurrent temporary fluctuations. The excise tax rate was reduced from 20.0% to 4.0% from September 1, 2018 to December 31, 2018, was increased from 4.0% to 12.0% from January 1, 2019 to June 30, 2019, was reduced to 8.0% from July 1, 2019 to September 30, 2019 and was increased to 10.0% from October 1, 2019 to December 31, 2019. The excise tax rate was reduced to 4.0% from January 1, 2020 to May 31, 2020, increased to 8.0% from June 1, 2020 to November 30, 2020 and decreased again to 4.0% on December 1, 2020 until January 31, 2021. It will be increased to 8.0% from February 1, 2021 onward. The tax credit that we may recognize in our Brazilian operations in connection with purchases of concentrate in the Manaus Free Trade Zone will be affected accordingly.
Argentina
On January 1, 2018, a tax reform became effective in Argentina. This reform reduced the income tax rate from 35.0% to 30.0% for 2018 and 2019, and then to 25.0% for the following years. In addition, such reform imposed a new tax on dividends paid to non-resident stockholders and resident individuals at a rate of 7.0% for 2018 and 2019, and then to 13.0% for the following years. The tax reform decreased the sales tax rate in the province of Buenos Aires from 1.75% to 1.5% in 2018. However, the reform increased the sales tax rate in the City of Buenos Aires from 1.0% to 2.0% in 2018, and scheduled a reduction to 1.5% in 2019, to 1.0% in 2020, to 0.5% in 2021 and to —% in 2022. Nonetheless, the Argentine government issued an executive decree with an order to maintain the sales taxes rate in the City of Buenos Aires at a rate of 1.5% through 2020, without ruling on whether the scheduled reductions for 2021 and 2022 will occur. On December 11, 2020, Argentine government signed a new commitment to suspend the reduction of sales tax rates until December 31, 2021. The rate for both Buenos Aires City and Buenos Aires province will remain at 1.5%.
On December 23, 2019, Argentina enacted a new tax reform that became effective as of January 1, 2020. This reform maintained the income tax at a rate of 30.0% and the withholding tax on dividends paid to non-resident stockholders and resident individuals at a rate of 7.0% for two more years. Beginning on January 1, 2021, taxpayers may adjust inflationary effects for income tax purposes in one sole year instead of through a period of six years.
Mexico

On January 1, 2019, the Mexican government eliminated the right to offset any tax credit against any payable tax (universal offset or compensation universal). Effective as of such date, tax credits were only offset against taxes of the same nature, and it is not possible to offset tax credits against taxes withheld to third parties.
On January 1, 2020, a tax reform became effective in Mexico. The most relevant changes are: (i) a limitation on taxpayers’ annual net interest expense deduction equal to 30.0% of the taxpayer’s adjusted taxable income (comparable to EBITDA), provided that (x) any interest expenses of a company below Ps.20 million (approximately US$1 million) are not subject to the rule and can therefore be deducted in their entirety and (y) any deductible interest that is not allowed to be deducted in a given year because of the 30.0% limit, may be carried forward for the subsequent 10 years; (ii) stringent rules to categorize certain foreign income and foreign subsidiaries that are subject to low levels of taxation as subject to Mexican income tax; (iii) an inflation-related increase in the excise tax applicable to the production, sale and import of beverages with added sugar and HFCS from Ps.1.17 to Ps.1.2616 per liter, which excise tax will be subject to an annual increase based on the previous year’s inflation figures starting on January 1, 2021; (iv) an expansion of the definition of “energy drink” to apply an excise tax of 25.0% on beverages that include a mix of caffeine and any other stimulants; and (v) a modification of the Mexican Federal Tax Code to (a) increase the number of events that may trigger the joint and several liability of partners, shareholders, directors, managers or any other person responsible for the management of a business, (b) add a new disclosure obligation of certain reportable transactions to tax authorities, and (c) increase the tax authorities’ discretion to limit tax benefits or attributes in situations where authorities believe the tax benefit, rather than a business reason or an alternative economic benefit, is the primary factor behind a transaction or legal structure.
Colombia
On January 1, 2019, a new tax reform became effective in Colombia. This reform reduced the previous income tax rate of 33.0% for 2019 to 32.0% for 2020, to 31.0% for 2021 and to 30.0% for 2022. The minimum assumed income tax (renta presuntiva sobre el patrimonio) was also reduced from 3.5% for 2018 to 1.5% for 2019 and 2020, and to 0.0% for 2021. In addition, the thin capitalization ratio was adjusted from 3:1 to 2:1, and was modified to apply only to transactions between related parties. Commencing on January 1, 2019, value-added tax, which was applied only to the first sale in the supply chain prior to December 31, 2018, began to be applied and transferred throughout the entire supply chain, which in our case results in charging value-added tax on the sales price of our finished goods (applicable to our Colombian subsidiary located in the free trade zone). For companies located in free trade zones, the value-added tax is charged on the cost of imported raw materials of national and foreign origin, which we are able to credit against the value-added tax on the sales price of our products. The municipality sales tax is 50.0% deductible against payable income tax in 2019 and will be 100.0% deductible in 2020. Finally, the value-added tax paid on acquired fixed assets will be credited against income tax or the minimum assumed income tax. Additionally, this tax reform increased the tax rate on dividends paid to foreign individuals and non-resident entities from 5.0% to 7.5%. The tax reform also imposed a tax rate of 7.5% on dividends paid to Colombian companies. This tax is charged only on the first distribution of dividends from one Colombian corporate entity to another, and a credit resulting from the tax withholding is carried forward until a Colombian company makes a distribution to a shareholder that is an individual residing in Colombia or a non-resident individual or entity.
In October 2019, the Colombian courts declared the tax reform that became effective on January 1, 2019 unconstitutional. On December 27, 2019, the Colombian government enacted a new tax reform, which became effective on January 1, 2020. In general, the reform maintained the provisions introduced on the previous tax reform and included some additional changes, as follows: (i) the minimum assumed income tax rate (renta presuntiva sobre el patrimonio) was reduced from 1.5% to 0.5% for 2020 and reduced to 0.0% for the year 2021 and beyond; (ii) the tax rate on dividends paid to Colombian resident individuals was reduced from 15.0% to 10.0%; (iii) the tax rate on dividends paid to foreign individuals and non-resident entities was increased from 7.5% to 10.0%; (iv) the possibility to deduct 100.0% of the municipality sales tax against payable income tax was postponed to 2022; and (v) taxpayers were granted more flexibility to credit or recover the value-added tax of imported goods from free trade zones.
Costa Rica
On July 1, 2019, a tax reform became effective in Costa Rica. This reform allowed tax credits on sales taxes to be recorded on goods, administrative services and general expenses. The value-added tax rate of 13.0% on services provided within Costa Rica now applies to both domestic and foreign service providers. Capital gains taxes are now imposed at a rate of 15.0% on sales of assets located in Costa Rica. New income tax withholding rates are now imposed on salaries and other employee benefits at the rates of 25.0% and 20.0%, depending on the salary bracket. Finally, a new thin capitalization rule provides that interest expenses paid to entities other than members of the Costa Rican financial system that exceed 20.0% of a company’s EBITDA are not deductible for income tax purposes.
Panama
Until November 17, 2019, Panama imposed an excise tax of 5.0% on carbonated beverages and imported non-carbonated beverages and a 10.0% selective consumption tax on syrups, powders and concentrate used to produce sugary drinks. On November 18, 2019, Panama replaced such excise tax with an excise tax of 7.0% on carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, and a 10.0% tax on syrups, powders and concentrate used to produce sugary drinks. As of January 1, 2020, Panama imposes an excise tax of 5.0% on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, whether imported or produced locally. Beverages derived from dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.
Nicaragua
On March 1, 2019, a tax reform became effective in Nicaragua, increasing the excise tax for all beverages (except for water) from 9.0% to 11.0%; to 13.0% on January 1, 2020; and to 15.0% starting on January 1, 2021. Besides, starting on March 1, 2019, the minimum alternative income tax increased from 1.0% to 3.0%.
Uruguay
On December 29, 2020, the Uruguayan government issued an executive decree reforming the determination of the excise tax credit of $1,15 per sold liter on returnable bottles. Starting on January 1, 2021 to June 30, 2021, the tax credit must be determined considering the relation between the purchases of returnable bottles of Uruguayan origin with the total purchases of returnable bottles, using the figures of the last three years. For the second half of 2021 it is expected that the government will issue another decree with the corresponding provisions to apply the tax credit.